SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 1998



                               Vista Bancorp. Inc.
             (Exact name of registrant as specified in its charter)




         New Jersey                    0-21264                  22-2870972
(State or other jurisdiction         (Commission            (I.R.S. employer
     of incorporation)               file number)                 Id. No.)


305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey        08865
(Address of Principal Executive Offices)                           (Zip Code)




Registrant's te1ephone number, including area code: (908) 859-9500



Former name or former address, if changed from last report: Not Applicable.

                               VISTA BANCORP, INC.
                                    FORM 8-K

Item 1. Changes in Control of Registrant

          Not Applicable.


Item 2. Acquisition or Disposition of Assets.

          Not Applicable.


Item 3. Bankruptcy or Receivership.

          Not Applicable.


Item 4. Changes in Registrant's Certifying Accountant.

          Not Applicable.


Item 5. Other Events

          At the Registrant's Board Meeting of May 15, 1998, the directors approved the declaration and payment of a ten percent (10%) stock dividend on its outstanding common stock payable on June 10, 1998, to holders of record as of the close of business on June 1, 1998.

          No Fractional shares shall be issued in connection with the foregoing stock dividend, but in lieu thereof, a cash payment shall be made to any shareholder who otherwise would be entitled to a fractional share, equal to the average of the closing sale prices for the five trading days immediately preceding the trading date prior to such payment date, of the shares of the Registrant's outstanding common stock on The Nasdaq Stock Market, multiplied by the fraction of the share not delivered to such shareholder.


Item 6. Resignations of Registrant's Directors.

          Not Applicable.


Item 7. Financial Statements and Exhibits.

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


     The press re1ease of the Registrant with respect to the stock dividend is attached hereto and incorporated by reference in as entirety herein.


Item 8. Change in fiscal year

     Not Applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   VISTA BANCORP, INC.
                                                   -------------------
                                                   (Registrant)



Date:    May 15, 1998                   /s/ William F. Keefe
                                        ----------------------
                                        William F. Keefe, Executive Vice
                                        President and Chief Financial Officer

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

                                           FOR IMMEDIATE RELEASE
                                           For further information contact:
                                           William F. Keefe, Exec. VP & CFO
                                           (908) 859-9539

                                           Jill A. Pursell, Asst. VP & Secretary
                                           (908) 859-9559


          VISTA ANNOUNCES 10% STOCK DIVIDEND AND INCREASE IN CASH DIVIDEND


     Phillipsburg, New Jersey, May 15, 1998 --Vista Bancorp, Inc, (NASDAQ:VBNJ) parent company of Phillipsburg National Bank and Twin Rivers Community Bank today declared a 10% stock dividend in addition to an increase in its quarterly cash dividend to $.12 per share from $.11 currently.

     The dividend increase is the second in the last nine months. The stock dividend and second quarter cash dividend will be payable on June 10, 1998 to shareholders of record at the close of business June 1, 1998.

     Barbara Harding, President and CEO commented, "these actions are consistent with Vista's commitment to provide long-term shareholder value." Mrs. Harding added, "we are very pleased by the confidence and loyalty entrusted to us by our shareholders."

     Following   payment  of  the  10%  stock   dividend,   Vista  will  have
approximately 4.6 million





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Except for the historical information contained herein, the matters discussed in this news release are forward-looking statements that involve risks and uncertainties, including the timely availability and acceptance of new products, the impact of competitive products and pricing, the management of growth, and the other risks detailed from time to time in the Company's SEC reports, including the report on Form 10-K for the period ended December 31, 1997.
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